SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 6, 2007

CONCEPTUS, INC.

(Exact name of registrant as specified in charter)

Delaware	000-27596	94-3170244
(State or other jurisdiction of	(Commission file number)	(I.R.S. employer
incorporation or organization)		identification no.)

331 East Evelyn Avenue

Mountain View, CA 94041

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (650) 962-4000

Check the appropriate box below if the form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 6, 2007, Conceptus, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with UBS Securities LLC (the “Underwriter”) for the issuance and sale by the Company of $75,000,000 aggregate principal amount of the Company’s 2.25% Convertible Senior Notes due 2027 (the “Notes”), pursuant to the Company’s effective Registration Statement on Form S-3 (Registration No. 333-139455).  The Company has also granted the Underwriter an option to purchase up to an additional $11,250,000 aggregate principal amount of additional Notes solely to cover over-allotments, if any.  The Company expects net proceeds from the sale of the Notes of approximately $72.4 million, assuming the Underwriter does not exercise its over-allotment option.  A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

The Notes are being issued pursuant to an  Indenture, dated February 12, 2007 (the “Base Indenture”), as amended and supplemented by Supplemental Indenture No. 1 (together with the Base Indenture, the “Indenture”), each dated February 12, 2007, between the Company and Wells Fargo, National Association, as trustee. A copy of the Base Indenture and Supplemental Indenture No. 1, which includes a form of the Note, are attached hereto as Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated by reference.

In connection with the pricing of the Notes, on February 6, 2007, the Company also entered into convertible note hedge transactions (the “Hedge Transactions”) with respect to its common stock, par value $0.003 per share (the “Common Stock”), with UBS AG, London Branch, an affiliate of the Underwriter, and Societe Generale.  The Hedge Transactions will cover, subject to customary anti-dilution adjustments approximately 2.69 million shares of Common Stock at a strike price which corresponds to the initial conversion price of the Notes.  The Company paid an aggregate amount of approximately $16.9 million of the proceeds from the sale of the Notes for the Hedge Transactions.  Copies of the Confirmations of Convertible Bond Hedge Transaction are attached hereto as Exhibit 10.1 and 10.2 and are incorporated herein by reference.

On February 6, 2007, the Company also entered into warrant transactions (the “Warrant Transactions”) whereby the Company sold to UBS AG, London Branch and Societe Generale warrants to acquire, subject to customary anti-dilution adjustments, approximately 2.69 million shares of Common Stock at a strike price of approximately $36.47 per share (the “Warrants”).   The Company received aggregate proceeds of approximately $9.3 million from the sale of the Warrants.  Copies of the Confirmations of Issuer Warrant Transaction are attached hereto as Exhibits 10.3 and 10.4 and are incorporated herein by reference.

The Hedge Transactions are expected to reduce the potential dilution upon conversion of the Notes in the event that the volume-weighted average price per share of the Common Stock at the time of exercise is greater than the strike price of the Hedge Transactions, which initially corresponds to the conversion price of the Notes and is subject, with certain exceptions, to the adjustments applicable to the conversion rate of the Notes.  If, however, the volume-weighted average price per share of the Common Stock exceeds the strike price of the Warrant Transactions, the dilution mitigation under the Hedge Transactions will be capped, which means that there would be dilution from conversion of the Notes to the extent that the then volume-weighted average price per share of the Common Stock exceeds the strike price of the Warrant Transactions.  These transactions generally have the effect of increasing the conversion price of the Notes to $36.47 per share of Common Stock, representing a 70 percent premium based on the closing sales price as reported on the Nasdaq Global Market on February 6, 2007.

The Hedge Transactions and the Warrant Transactions are separate transactions entered into by the Company with the relevant financial institutions, are not part of the terms of the Notes and will not affect the holders’ rights under the Notes.  Holders of the Notes will not have any rights with respect to the Hedge Transactions and Warrant Transactions.

If the Underwriter exercises its over-allotment option to purchase additional Notes, the Company expects to use a portion of the net proceeds from the sale of the additional Notes and from the sale of corresponding additional warrants to enter into additional Hedge Transactions.

The Warrants and the underlying Common Stock issuable upon exercise of the Warrants have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

ITEM 2.03.  CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information required by Item 2.03 is contained in Item 1.01 and Item 8.01 and is incorporated herein by reference.

ITEM 3.02.  UNREGISTERED SALE OF EQUITY SECURITIES.

On February 6, 2007, pursuant to the Warrant Transactions, the Company sold warrants to acquire, subject to customary anti-dilution adjustments, approximately 2.69 million shares of Common Stock at a strike price of approximately $36.47 per share of Common Stock in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Company received aggregate proceeds of approximately $9.3 million from the sale of the Warrants.

Additional information pertaining to the Warrants is contained in Item 1.01 and is incorporated herein by reference.

Neither the Warrants nor the underlying Common Stock issuable upon conversion of the Warrants have been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

ITEM 8.01.  OTHER EVENTS.

On February 7, 2007, the Company issued a press release announcing the pricing of its previously-announced offering of the Notes.  A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated February 6, 2007, by and between Conceptus, Inc. and UBS Securities LLC.
4.1	Indenture between Conceptus, Inc. and Wells Fargo, National Association, dated February 12, 2007.
4.2	Supplemental Indenture No. 1, including the Form of 2.25% Convertible Senior Notes due 2027, between Conceptus, Inc. and Wells Fargo, National Association, dated February 12, 2007.
5.1	Opinion of Latham & Watkins LLP
10.1	Confirmation of Convertible Bond Hedge Transaction, dated February 6, 2007, by and between Conceptus, Inc. and UBS AG, London Branch.
10.2	Confirmation of Convertible Bond Hedge Transaction, dated February 6, 2007, by and between Conceptus, Inc. and Societe Generale.
10.3	Confirmation of Issuer Warrant Transaction, dated February 6, 2007, by and between Conceptus, Inc. and UBS AG, London Branch.
10.4	Confirmation of Issuer Warrant Transaction, dated February 6, 2007, by and between Conceptus, Inc. and Societe Generale.
25.1	Form T-1 Statement of Eligibility and Qualification Under the Trust Indenture Act of 1939 for Wells Fargo, National Association.
99.1	Press release dated February 7, 2007 announcing pricing of offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCEPTUS, INC.
(Registrant)

	By:	/s/	Gregory E. Lichtwardt
Gregory E. Lichtwardt
Executive Vice President, Treasurer
and Chief Financial Officer
Dated: February 12, 2007

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated February 6, 2007, by and between Conceptus, Inc. and UBS Securities LLC.
4.1	Indenture between Conceptus, Inc. and Wells Fargo, National Association, dated February 12, 2007.
4.2	Supplemental Indenture No. 1, including the Form of 2.25% Convertible Senior Notes due 2027, between Conceptus, Inc. and Wells Fargo, National Association, dated February 12, 2007.
5.1	Opinion of Latham & Watkins LLP
10.1	Confirmation of Convertible Bond Hedge Transaction, dated February 6, 2007, by and between Conceptus, Inc. and UBS AG, London Branch.
10.2	Confirmation of Convertible Bond Hedge Transaction, dated February 6, 2007, by and between Conceptus, Inc. and Societe Generale.
10.3	Confirmation of Issuer Warrant Transaction, dated February 6, 2007, by and between Conceptus, Inc. and UBS AG, London Branch.
10.4	Confirmation of Issuer Warrant Transaction, dated February 6, 2007, by and between Conceptus, Inc. and Societe Generale.
25.1	Form T-1 Statement of Eligibility and Qualification Under the Trust Indenture Act of 1939 for Wells Fargo, National Association.
99.1	Press release dated February 7, 2007 announcing pricing of offering.